SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: February 23, 2004

(Date of earliest event reported): February 20, 2004

Prime Medical Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22392	74-2652727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address and Zip Code of Principal Executive Offices)

(512) 328-2892

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On February 20, 2004, Prime Medical Services, Inc. (“Prime”) issued a press release announcing that it had completed the merger of ABC Merger, Inc., a wholly-owned subsidiary of Prime (“ABC Merger”), with and into Medstone International, Inc. (“Medstone”), with Medstone surviving the merger as a wholly-owned subsidiary of Prime (the “Merger”).

A press release announcing the completion of the Merger is attached as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release dated February 20, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MEDICAL SERVICES, INC.

Date: February 23, 2004	By:	/s/ John Q. Barnidge
John Q. Barnidge, Senior Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated February 20, 2004.

*Filed	herewith.

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